                                                                    EXHIBIT 3.23

                          CERTIFICATE OF INCORPORATION
                                       OF
                       ESSOCHEM MIDDLE EAST HOLDINGS INC.

          FIRST: The name of the corporation is Essochem Middle East Holdings,
Inc.

          SECOND: Its registered office in the State of Delaware is located at
No. 100 West Tenth Street, in the city of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, No.
100 West Tenth Street, Wilmington, Delaware.

          THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General
Corporation Law of Delaware, including but not limited to the acquisition, holding, pledging, assignment and disposal in whatever manner of all or any part of the shares or of any other form of interest in any corporation or other legal entity, firm, partnership, association or venture, foreign or domestic, with or without limited liability, and directly or indirectly related to any of the foregoing to enter into any agreement, arrangement or transaction deemed necessary or useful by this corporation.

          FOURTH: The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) shares; all of such shares shall be without par value.

          FIFTH: The names and mailing addresses of the incorporators are as follows:

Name            Mailing Address
----            ---------------
K. L. Husfelt   100 West Tenth Street
                Wilmington, DE 19801

B. A. Schuman   100 West Tenth Street
                Wilmington, DE 19801

E. L. Kinsler   100 West Tenth Street
                Wilmington, DE 19801

          SIXTH: The corporation is to have perpetual existence.

          SEVENTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

          EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

                    a) To make, alter or repeal the by-laws of the corporation.

                    b) to authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

                    c) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

                    d) From time to time to determine whether and to what
          extent, and at what times and places, and under what conditions and regulations, the accounts and books of this corporation (other than the stock ledger), or any of them shall be open to inspection of stockholders; and no stockholder shall have any right of inspecting any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors.

                    e) By resolution or resolutions passed by a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in said resolution or resolutions or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may, if the by-laws so provide, unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

                    f) When and as authorized by the affirmative vote of the
          holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease, or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

                    This corporation may in its by-laws confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by the statute.

          NINTH: Meetings of stockholders may be held within or without the
State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any

provision contained in the statutes) outside the State of Delaware at such place or places as may be from time to time designated by the board of directors or in the by-laws of the corporation.

          TENTH: The corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

          THE UNDERSIGNED, being the incorporators hereinbefore named for the purpose of forming a corporation in pursuance of the General Corporation Law of the state of Delaware, do make this certificate, hereby declaring and certifying that the facts here stated are true, and accordingly have hereunto set their hands and seals this 6th day of December 1982.

                                                   /s/ K. L. Husfelt
                                                   -----------------------------
                                                       K. L. Husfelt

                                                   /s/ B. A. Schuman
                                                   -----------------------------
                                                       B. A. Schuman

                                                   /s/ E. L. Kinsler
                                                   -----------------------------
                                                       E. L. Kinsler

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       ESSOCHEM MIDDLE EAST HOLDINGS INC.

          ESSOCHEM MIDDLE EAST HOLDINGS INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of
Delaware, DOES HEREBY CERTIFY:

          1. That the Board of Directors of said corporation by unanimous written consent in lieu of a meeting dated September 9, 1986 and pursuant to
Section 141 (f) of the General Corporation Law of the State of Delaware, adopted a resolution proposing and declaring advisable the following amendment to the
Certificate of Incorporation of said corporation:

          RESOLVED, That the Board of Directors deems and hereby declares it advisable that the Certificate of Incorporation be amended, by changing the article thereof numbered "FIRST" to read as follows:

               "FIRST: The name of the Corporation is EXXON CHEMICAL MIDDLE EAST
               HOLDINGS INC."

          2. That in lieu of a meeting and vote of shareholders, the shareholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

          3. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law
of the State of Delaware.

          IN WITNESS WHEREOF, said ESSOCHEM MIDDLE EAST HOLDINGS INC. has caused this certificate to be signed by F.A. Risch, its Vice President, and attested by
A.R. Hester, its Assistant Secretary, this 25th day of September, 1986.

                                              ESSOCHEM MIDDLE EAST HOLDINGS INC.

                                              /s/ F.A. Risch
                                              ----------------------------------
                                              Vice President

ATTEST:

/s/ A.R. Hester
------------------------------
Assistant Secretary

STATE OF CONNECTICUT   )
                       : SS:
COUNTY OF FAIRFIELD    )

On this 25th day of September 1986, before me personally came F.A. Risch to me known, who, being by me duly sworn, did depose and say, that he resides in
Greenwich, Connecticut, that he is a Vice President of Essochem Middle East
Holdings Inc., the corporation described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it is so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; that he further acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated
there in are true.

                                              /s/ Ruth M. Storch
                                              ----------------------------------

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    EXXON CHEMICAL MIDDLE EAST HOLDINGS, INC.

                    Adopted in accordance with the provisions
                    Of Section 242 of the General Corporation
                          Law of the State of Delaware

          The undersigned, being the Secretary of Exxon Chemical Middle East
Holdings, Inc., (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law ("DGCL"), as amended, does hereby certify:

          1.   That the Certificate of Incorporation of the Corporation is
               hereby amended by changing the Article numbered "FIRST" so that, as amended, said Article shall read in its entirety as follows:

                    "FIRST: The name of the Corporation is Nalco/Exxon Energy
                    Chemicals Middle East Holdings, Inc."

          2.   That the foregoing amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with
               Section 242 of the DGCL.

          3.   That the Board of Directors of the Corporation duly adopted resolutions setting forth the foregoing amendment, declaring said amendment to be advisable and referring such amendment to the sole stockholder of the Corporation for consideration thereof.

          4.   That the foregoing amendment has been duly adopted in accordance with the provisions of the DGCL by the written consent of the sole stockholder of the Corporation in accordance with the provisions of Section 228 of the DGCL.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this 24th day of June, 1997.

                                       -----------------------------------------
                                       Exxon Chemical Middle East Holdings, Inc.

                                       By: /s/ David J. Blair
                                           -------------------------------------
                                       Name: David J. Blair
                                       Title: Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
             NALCO/EXXON ENERGY CHEMICALS MIDDLE EAST HOLDINGS, INC.

                    Adopted in accordance with the provisions
                    Of Section 242 of the General Corporation
                          Law of the State of Delaware

     The undersigned, being the Vice President of Nalco/Exxon Energy Chemicals
Middle East Holdings, Inc. (the "Corporation"), a corporation organized under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

     1.   That the Certificate of Incorporation of the Corporation, as amended, is hereby amended by changing Article "FIRST" thereof so that, as amended, said Article "FIRST" shall read in its entirety as follows:

          "FIRST: The name of the Corporation is "ONDEO Nalco Energy Services
          Middle East Holdings, Inc."

     2.   That the foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, has been duly adopted in accordance with
          Section 242 of the DGCL.

     3.   That the Board of Directors of the Corporation duly adopted resolutions setting forth the foregoing amendment, declaring said amendment to be advisable and referring such amendment to the stockholders of the Corporation for consideration thereof.

That the foregoing amendment has been duly approved and adopted in accordance with the provisions of the DGCL by the unanimous written consent of the stockholders of the Corporation on December 28th, 2001 in accordance with the provisions of Section 228 of the DGCL.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of the 7th day of January 2002.

                                              /s/ David J. Blair
                                              ----------------------------------
                                              David J. Blair
                                              Vice President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
             ONDEO NALCO ENERGY SERVICES MIDDLE EAST HOLDINGS, INC.

     The undersigned, being the President of ONDEO Nalco Energy Services Middle
East Holdings, Inc. (the "Corporation"), a corporation organized under the
General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

     1.   That the Certificate of Incorporation of the Corporation, as amended, is hereby amended by changing Article "FIRST" thereof so that, as amended, said Article "FIRST" shall read in its entirety as follows:

          "FIRST: The name of the corporation is Nalco Energy Services Middle
          East Holdings, Inc."

     2.   That the foregoing amendment of the Certificate of Incorporation of the Corporation, as amended, has been duly adopted in accordance with
          Section 242 of the DGCL.

     3    That the Board of Directors of the Corporation duly adopted resolutions setting forth the foregoing amendment, declaring said amendment to be advisable and referring such amendment to the stockholders of the Corporation for consideration, thereof.

That the foregoing amendment has been duly approved and adopted in accordance with the provisions of the DGCL by the unanimous written consent of the stockholders of the Corporation on December 2, 2003, in accordance with the provisions of Section 228 of the DGCL.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of the 2nd day of December, 2003.

                                              /s/ David J. Blair
                                              ----------------------------------
                                              David J. Blair
                                              President